Prospectus Supplement	April 27, 2011

Putnam Global Income Trust Prospectus dated February 28, 2011

The sub-section Your fund’s management in the Fund summary section and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now solely D. William Kohli, Michael Atkin, Michael Salm and Raman Srivastava.

267675 4/11